SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: PUTNAM INVESTORS FUND -- Class A Shares
Fiscal period ending:  July 31, 1997

TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000     $1,000     $1,000

ERV =  Ending Redeemable Value   $1,413.38  $2,538.92   $3,602.43

T   =  Average Annual
       Total Return                41.34%    20.48%    13.67%*

              *Life of fund, if less than 10 years

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      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: PUTNAM INVESTORS FUND -- Class B Shares
Fiscal period ending:  July 31, 1997
Inception date (if less than 10 years of performance): 3/1/93

TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000     $1,000     $1,000

ERV =  Ending Redeemable Value   $1,438.70  $2,582.62   $3,507.46

T   =  Average Annual
       Total Return                43.87%    20.90%    13.37%*


              *Life of fund, if less than 10 years

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: PUTNAM INVESTORS FUND -- Class M Shares
Fiscal period ending: July 31, 1997
Inception date (if less than 10 years of performance): 12/2/94


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000     $1,000     $1,000

ERV =  Ending Redeemable Value   $1,440.00  $2,534.81   $3,478.77

T   =  Average Annual
       Total Return                44.00%    20.45%    13.28%*


              *Life of fund, if less than 10 years

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: PUTNAM INVESTORS FUND -- Class Y Shares
Fiscal period ending: July 31, 1997
Inception date (if less than 10 years of performance): 1/7/97


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000     $1,000     $1,000

ERV =  Ending Redeemable Value   $1,500.34  $2,698.29   $3,826.69

T   =  Average Annual
       Total Return                50.03%    21.93%    14.36%*


              *Life of fund, if less than 10 years